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                                                                    Exhibit 23.2

       CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 27, 2004, except for Note 15, as to which the date is May 7, 2004, relating to the financial statements of Alnylam Pharmaceuticals, Inc., which appears in the Registration Statement on Form S-1, as amended as of May 27, 2004.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 3, 2004